©2026 Revvity, Inc.©2026 Revvity, Inc. All rights reserved. Powering scientific intelligence Transforming insight into impact INVESTOR DAY 2026 | November 13

Welcome and Opening Remarks Steve Willoughby Senior VP, Investor Relations, ESG, Risk ©2026 Revvity, Inc.

©2026 Revvity, Inc. Safe Harbor 3 This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to our customers and end-markets, plans concerning business development opportunities, and acquisitions or divestitures. Words such as "believes," "intends," "anticipates," "plans," "expects," "projects," "forecasts," "will" and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on management's current assumptions and expectations, and no assurances can be given that our assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward- looking statements. A detailed description of these risk factors can be found under the caption "Risk Factors" in our most recent quarterly report on Form 10-Q and in our other filings with the Securities and Exchange Commission. We disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation also includes non-GAAP financial measures. Guidance for future periods is provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort due to the unpredictability of the amounts and timing of events affecting the items we exclude from these non-GAAP measures. The amounts and timing of such events and items could be material to our results prepared in accordance with GAAP.

©2026 Revvity, Inc. 4 Financial Disclosures Estimated future results and historical growth rates presented and discussed today are based on 2026 pro forma guidance as provided on November 3, 2026 (2026E) and exclude: • Immunodiagnostics business in China which is currently under a definitive agreement to be divested Key Definitions: • LSD = 1-3% • MSD = 4-6% • HSD = 7-9% • LDD = 10-12% • LRP = Long-range plan • ARR = Annual recurring revenue • APV = Annualized portfolio value

# Agenda

| | | |
|---|---|---|
| 1 | Welcome | **Steve Willoughby** \| Senior VP, Investor Relations, ESG, Risk |
| 2 | Company Overview | **Prahlad Singh, PhD** \| President and CEO |
| 3 | Signals Software Overview | **Kevin Willoe** \| President, Signals Software |
| 4 | New Era of Scientific Discovery | **Craig Monell, PhD** \| Senior VP, Reagents<br>**David Gosalvez, PhD** \| Chief Strategy Officer, Signals Software |
| 5 | Driving Operational Success and Creating Long-Term Value | **Max Krakowiak** \| Senior VP, CFO |

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Powering scientific intelligence Prahlad Singh, PhD President and CEO ©2026 Revvity, Inc.

©2026 Revvity, Inc. Expanding the boundaries of human potential through science Our purpose 7 Revolutionizing science and transforming human lives through groundbreaking innovation

©2026 Revvity, Inc. 8 i , I . Strong positions in specialty clinical areas Unique reagents, instruments and software capabilities Driving faster and deeper experimentation and learning We are an innovative and differentiated Life Sciences and Diagnostics company Bringing together scientific data, context and decisions Differentiated, connected offerings spanning Life Sciences and Diagnostics Diagnostics delivering durable growth Life Sciences providing scientific answers Connecting critical workflows Positioned for the future of drug discovery Advancing science and improving health 8

# Revvity at-a-glance

## 2026E Revenue: ~$2.9B


Segments
~55%
Life Sciences
~45%
Diagnostics


Geography
~35%
EMEA
~20%
APAC
~45%
Americas


Products
~85%
Recurring Revenue*
~15%
Non-recurring Revenue

*Consumables, services and software

Powered by ~**10,000 employees** collaborating to pioneer groundbreaking solutions

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# Diagnostics at-a-glance

Offering **complete screening solutions** that enable earlier diagnosis, intervention and more informed treatment guidance


~55%
Immunodiagnostics
~$1.4B
Segment Revenue
(2026E)
~45%
Reproductive Health

**$30B+**
Addressable market
MSD 5-year market CAGR

**~90%**
Recurring Revenue

- **Broad portfolio in specialty areas** spanning newborn, autoimmune and infectious disease screening
- **Strong innovation engine** and **global presence**
- **Automated workflow solutions** to meet unique customer needs

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# Immunodiagnostics at-a-glance

## Strong positions in:

**Autoimmune**
A global leader with broad testing menu

**Infectious disease**
Continuing to improve positioning in this high-growth market


~$0.8B
Revenue
(2026E)

**~60%** Autoimmune

**~35%** Infectious disease

**~5%** Allergy & other

**Specialized, high-growth Immunodiagnostics business**

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# Highlighting our Immunodiagnostics portfolio

*Select offerings:*

## Autoimmune

A **comprehensive menu** of highly sensitive tests, innovative automation and AI-supported software for **non-routine, specialized autoimmune diagnostics**



*Autoimmune assays*



*Automated analyzers*

*Examples:* rheumatoid arthritis, multiple sclerosis, lupus and **80+** rare conditions

## Infectious disease

**Acute and chronic infectious disease** diagnostics across a range of automated throughput needs



*Automated nucleic acid extraction*



*Infectious disease assays*

## Allergy & other

**Comprehensive allergy testing solutions** supported by automation solutions and specialized diagnostic expertise



*Automation systems*



*Allergy assays*

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# Reproductive Health at-a-glance

**#1** **in Newborn Screening**

- **40+ years** of newborn screening leadership
- **85+ newborn** lives saved daily
- Deep **integration** across **workflows** and strong **commercial execution** support sustainable above-market growth
- Established **global footprint** and strong presence in **public health NBS programs**


~$0.6B
Revenue
(2026E)

**~70%** Newborn screening

**~10%** Maternal and prenatal health

**~10%** Cord blood banking

**~10%** Multiomics services

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©2026 Revvity, Inc. Highlighting our Reproductive Health portfolio 14 Newborn screening Maternal & prenatal health Cord blood banking Multiomics services Offers complete workflow solutions from sample to result. Over 760M infants screened using our advanced technologies Delivers newborn cord blood and tissue banking services, from collection through long-term storage Provides full workflow offerings for all trimesters, including products for NIPT and pre-eclampsia Leverages multiomics-based technologies to provide insights into diagnosis, monitoring and treatment NBS immunoassay system Cord blood banking kits Whole genome sequencing Placental growth factor (PIGF) testing Select offerings:

©2026 Revvity, Inc. 15 Our unique positions in specialty diagnostics provide a strong foundation to expand access to more actionable clinical answers

©2026 Revvity, Inc. Building a nephrology portfolio with high-value testing and next-generation biomarkers 16 9 in 10 adults who have chronic kidney disease are undiagnosed Expanding our autoimmune portfolio to provide patients with diagnostic answers and help monitor response Driving innovation through multiple testing technologies ELISA | IIFT | ChLIA | Immunoblot An IVD portfolio that… Identifying biomarkers that… Identifies the autoantibodies behind immune-related disease Assists treatment response Assesses kidney function Explore immune-related damage to kidney filters Study inflammation in kidney disease Innovation Spotlight Source for U.S. kidney disease diagnoses: CDC

Innovation Spotlight

# Shaping the future of newborn screening

**We offer comprehensive workflows and are a global market leader in dried blood spot testing**



**Looking ahead:** One **complete NGS workflow for newborn screening labs**, enabling an **integrated screening solution**

LIMS and data analysis integration across workflow

1. Sample collection
2. Extraction and QC
3. Library prep and QC
4. Sequencing services
5. Analysis software

- ✓ **Configurable** to a customer's laboratory
- ✓ Access to our highly curated **proprietary genomic database**
- ✓ **Integration** with existing **NBS software**
- ✓ Global **lab network ready to support our customers**

**Continuing to advance newborn screening through complementary approaches**

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©2026 Revvity, Inc. Building on our newborn leadership to expand into population screening 18 Developing a multiplex assay from one dried blood spot Leveraging screening relationships and dried blood spot expertise BioLegend: High-quality, validated reagents Reproductive Health: Commercial scalability and assay development Global lab footprint: Screening services Type 1 Diabetes Autoimmune thyroid disease Celiac disease Our integrated capabilities Future applications Euroimmun: Automation and disease area expertise Innovation Spotlight

©2026 Revvity, Inc. Bringing together differentiated capabilities to advance precision medicine 19 Life Sciences DiagnosticsBridging the gap from discovery to cure Applying our portfolio to diverse applications + OncologyRare disease Chronic disease Supporting an innovative customer base

# Life Sciences at-a-glance

Driving differentiation through an **integrated portfolio** of **Reagents & Instruments (LSS)** and **Signals Software** that power scientific discovery


~15%
Signals Software
~$1.5B
Segment Revenue
(2026E)
~85%
Life Sciences Solutions (LSS)

**$30B+**
Addressable market
MSD 5-year market CAGR

**~85%**
Recurring Revenue

- Portfolio spanning **automation, imaging, detection, cellular analysis, reagents and software**
- Consistent track record of **innovation** and **novel IP**
- **Integrated solutions** help customers generate **richer data, accelerate decisions** and **improve research outcomes**

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©2026 Revvity, Inc. Signals Software at-a-glance Leading provider of scientific SaaS Empowering scientists and decision- makers to gain critical insights from data analytics, accelerating informed decisions ~$260M 2026E Revenue 1M+ users across 4,000+ customers worldwide #1 ELN (Electronic Lab Notebook) provider Broad adoption in pharma research with expansion opportunities in development & manufacturing 21 From in-silico to the wet lab… …and from small molecule to novel therapies 46/50 top pharma and biotech companies

# Reagents at-a-glance

Reagents supporting research from **early discovery** through **drug development**

- Dedicated **global Centers of Excellence**, supporting reliable supply and faster delivery to customers
- Unique **biomarker development and detection** capabilities
- Offers **assays** that help customers gain deeper insights into cellular biology

**75k+ reagents offered**


~$0.7B
Revenue
(2026E)

**~55%**
RUO antibodies

**~45%**
Research reagents

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©2026 Revvity, Inc. Highlighting our Reagents portfolio 23 Differentiated biological content, assay technologies and scientific expertise support critical workflows RUO antibodies Research reagents Features reagents and consumables, including antibodies for flow cytometry, recombinant proteins and multiomics assay kits Antibody conjugates Alpha assays Offers reagents for cell function and viability, as well as immunoassay kits that provide an alternative to traditional ELISA Select offerings:

# Instruments at-a-glance

Providing expertise, technology and capabilities from **basic research** through **drug development**

- Global instrument **Centers of Excellence** provide specialized expertise to accelerate innovation
- **High-value instruments** with complementary reagents and software
- **Automating complex cellular analysis** to accelerate research


~$0.5B
Revenue
(2026E)

**~30%** Cellular analysis

**~30%** Sample prep & automation

**~20%** In vivo imaging

**~20%** Detection

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©2026 Revvity, Inc. Highlighting our Instruments portfolio 25 Offers cell counters and high-content screening platforms that provide a fast and accurate way to assess cells Advanced preclinical imaging solutions (i.e. optical, microCT, ultrasound) with user-friendly software that leverages AI integration Multimode plate readers and radiometric detection tools to support functional insights IVIS SpectrumTM 2 EnVision NexusTM Opera Phenix OptIQTM Cellular analysis In vivo imaging Detection Select offerings: Automated sample preparation platforms across liquid handling and robotics FontusTM Sample prep & automation Plate reader Optical imaging Liquid handling High-content screening

©2026 Revvity, Inc. 26 Advancing the next generation of Life Sciences innovation with our unique reagents, instruments and software solutions

©2026 Revvity, Inc. Continuous innovation driving sustained growth 27 Expanding scientists' ability to generate high-quality biological data and accelerate discovery 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Revenue contribution from new LSS reagents by year ~1,500 new reagents, kits and antibodies developed annually Innovation Spotlight

©2026 Revvity, Inc. Innovative software drives additional value across our Life Sciences portfolio 28 Integrating novel software from across Revvity into the Signals platform, helping researchers answer critical questions while creating differentiated competitive advantages • AI-based, in vivo image segmentation and faster data quantification • Combines optical imaging, microCT and ultrasound data Living ImageTM Synergy AI • Cloud-based flow cytometry data management and analysis • Supports panel design and interpretation CytoScribeTM Multi-modal data: Innovation Spotlight • Cloud-based, AI-powered HCS and cell imaging analysis • Accelerates image processing to turn data into insights Image ArtistTM

# Uniquely positioned in specialized, high-growth markets, serving a diverse customer base

## Life Sciences

**Segment breakdown**
2026E Revenue


~$1.5B

- **~85%** Life Sciences Solutions
- **~15%** Signals Software

**Key customers**

- Pharma / Biotech
- Academia / Government

## Diagnostics


~$1.4B

- **~55%** Immuno-diagnostics
- **~45%** Reproductive Health

**Key customers**

- Public Health Labs
- Reference Labs
- Hospitals / Clinics

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©2026 Revvity, Inc. What you will hear today 30 Set to deliver compelling long-term value creation Continued confidence in the long-range outlook Revvity is: Positioned for the future of scientific discovery Unique capabilities across biology, measurement and data integration A differentiated portfolio Strong positions across attractive Diagnostics and Life Sciences markets

Kevin Willoe President, Signals Software Revvity Signals Connecting the scientific workflow ©2026 Revvity, Inc.

©2026 Revvity, Inc. Key Messages 32 EMBEDDED IN HOW SCIENCE IS DONE Digital system of record connecting scientific workflows from idea to creation MORE VALUABLE AS SCIENCE TRANSFORMS Unified platform enabling customers to realize greater value from accelerated data generation and AI-enabled workflows PROVEN FOUNDATION FOR GROWTH Scaled platform with a robust innovation engine driving sustainable long-term growth Connecting scientific work & turning data into decisions SIGNALS SOFTWARE

©2026 Revvity, Inc. What is Revvity Signals ? 33 Scientific software that enables teams to plan and carry out research, understand their data and decide what comes next What are we trying to create? How do we carry out the work? What are the results telling us? What should we do next? Develop ideas, explore predictions and plan experiments Coordinate experiments and samples and record the work and results Analyze results, identify patterns and understand performance Prioritize promising ideas and determine the next steps DESIGN MAKE DECIDE Supporting scientific workflows while creating a trusted foundation of data and experimental records for downstream development TEST TM

# As technology has evolved...

**Personal Computers**

## 1985 - 2000

**The Birth of Cheminformatics**

- ChemDraw
- ChemBioOffice

**The Internet**

## 2000 - 2015

**Cheminformatics for the Enterprise**

- E-Notebook Enterprise
- Spotfire
- ChemOffice Enterprise

**The Cloud**

## 2015 - 2020

**Re-platforming for SaaS**

- Signals Notebook
- Signals VitroVivo
- Signals Lead Discovery

**SaaS**

## 2020 - 2025

**SaaS Platform Expansion**

- Signals ChemDraw
- Signals One
- Signals Clinical
- Signals Synergy

**AI**

## 2025 and beyond

**Operationalizing Scientific AI**

- Signals Xynthetica
- AI Co-Scientist
- Signals BioDesign
- Signals LabGistics

# ...Signals has evolved with it

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# Signals' operating metrics reflect the recurring, expanding nature of the business...

| Key software metrics | APV<br>Annualized portfolio value<br>*Annual value of contracts assuming linear revenue recognition* | ARR<br>Annual recurring revenue<br>*Total expected revenue over the next 12 months from SaaS contracts* | SaaS penetration<br>*% of annual revenue from cloud-based solutions (vs desktop)* |
|---|---|---|---|
| 2020 | >$130M | ~$10M | ~5% |
| | 13% CAGR | 47% CAGR | 40% CAGR |
| 2026E | >$275M | >$100M | ~35% |

**Net retention rate**

*Average renewal upsell minus average renewal churn*

**~107%** historical average

**Evolving beyond** the traditional user-based model

**Pay-per-use pricing**
*Customers pay for what they consume, not just user seats*

**Self-funding growth**
*AI investments generate direct revenue as customers consume more services*

**Storage-based pricing**
*As AI advancements drive increased data generation, customers pay to store it*

**...driven by customer retention, platform expansion and contracted portfolio growth**

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©2026 Revvity, Inc. it , I . 36 Why customers choose Revvity Signals Software • Transformational capabilities • Enterprise-grade security • Scientific system of record • Depth & breadth • SaaS done right • Proven at scale 2026 evv y nc

©2026 Revvity, Inc. Turning scattered scientific activity into a system of record 37 FRAGMENTED SYSTEMS CONNECTED KNOWLEDGE Experiments & protocols Analytics & AI Samples, results & conditions Institutional memory Teams & workflows Samples, results & conditions Experiments & protocols Teams & workflows Institutional memory Analytics & AI A scientific system of record preserving the context behind every decision Context lost between tools teams repeat work Context kept with the data teams reuse it

©2026 Revvity, Inc. Serving scientists across disciplines and the R&D lifecycle 38 Large Molecule Research Small Molecule Research Formulations Research Testing Assay Development Large Molecule Development Small Molecule Development Formulations Development CMC QA/QC Clinical Trials Analytics AI-Augmented Design Research Development Pre-Clinical + Manufacturing A single, unified platform helps customers keep scientific work, data and decisions connected across the R&D lifecycle

©2026 Revvity, Inc. A comprehensive, unified software platform of modularized, transformative solutions 39 Innovative chemical drawing standard for small molecules and biopolymers Advanced scientific analytics and visualization platform Revvity Signals Technology Framework - SaaS done right Novel CRO integration for seamless data capture and collaboration Just-in-time clinical trial data analytics Intuitive data capture and collaboration with self- service integration End-to-end support across multiple scientific disciplines Digitalize and unify complex scientific workflows to accelerate them Cloud-native planning, visualizing and simulating large molecule designKey Module:

©2026 Revvity, Inc. Delivering unprecedented depth and breadth… 40 Large Molecule Research Small Molecule Research Formulations Research Testing Assay Development Large Molecule Development Small Molecule Development Formulations Development CMC QA/QC Clinical Trials Analytics AI-Augmented Design Research Development Pre-Clinical + Manufacturing Offering new solutions to extend our presence into additional disciplines, user groups and stages of R&D Breadth With growing opportunity to fold in high-value software assets from broader Revvity Expanding existing capabilities to increase penetration in our scientific communities and workflows Depth …and expanding reach across Tiers 2 & 3 Biopharma and Materials Science customers

©2026 Revvity, Inc. Streamlining scientific workflows across the R&D lifecycle with LabGistics 41 Capturing the complexity of scientific work to accelerate it Innovation spotlight: Accelerate technology transfer through seamless handoffs between development and manufacturing processes Simplify regulatory compliance by supporting documentation and traceability in GxP environments Capture complex workflows using AI tools that convert SOPs and natural language descriptions into repeatable processes Single source of truth for scientific operations TM

©2026 Revvity, Inc. Helping scientists answer complex biological questions faster 42 A scalable Models- as-a-Service offering that converges with the wet lab Partnership spotlight: Building on Signals One to enable a continuous learning system Transformational Federated Learning platform Innovation spotlight: ✓ Flexible AI model ecosystem supporting proprietary, third- party and Revvity-developed models ✓ Seamless integration of in-silico and wet-lab workflows to accelerate scientific discovery ✓ Secure federated learning that connects insights while protecting proprietary data

©2026 Revvity, Inc. The AI-driven transformation of science further expands Signals’ opportunity Signals has evolved into a broad, connected scientific platform The platform is embedded in customer workflows and serves as a scientific system of record Expansion and innovation have produced a scaled, recurring-revenue business with accelerated growth potential AI, models and the convergence of digital and experimental workflows are transforming how science is done 43

The New Era of Scientific Discovery Where AI-driven design meets biological evidence ©2026 Revvity, Inc. Craig Monell, PhD Senior VP, Reagents David Gosalvez, PhD Chief Strategy Officer, Signals Software

©2026 Revvity, Inc. i , I . 45 Key Messages AI is driving the next era of scientific discovery DISCOVERY IS ACCELERATING More high-quality biological data will enable increased exploration, better prediction and faster prioritization BIOLOGY STILL DECIDES Experimental evidence determines what works and creates new data for continuous learning REVVITY CONNECTS BIOLOGY AND DATA Reagents, instruments and software support prediction, validation and learning

©2026 Revvity, Inc. i , I . 46 Drug discovery is entering a new era as AI expands both the scale and value of scientific data As AI expands discovery, high-quality biological data becomes increasingly important for validating hypotheses, generating new insights, and guiding scientific decisions ▪ Explore broader chemical and biological spaces ▪ Analyze complex data faster ▪ Prioritize more promising hypotheses ▪ Reveal how biological systems respond and test predictions in the lab ▪ Generate evidence that informs future discovery and strengthens computational models AI expands what can be explored, predicted and prioritized Progress increasingly depends on high-quality biological data

©2026 Revvity, Inc. i , I . 47 Historically, discovery was constrained by how much scientists could explore Previous Bottleneck Test Measure ValidateGenerate Predict Prioritize Physical Biology Screen, reveal, test and validate biology The challenge was identifying the most promising opportunities from a vast set of possibilities In-Silico Discovery Limited ability to predict at scale

©2026 Revvity, Inc. i , I . 48 AI is accelerating how scientists analyze and learn from scientific data Faster analysis and learning increase demand for decision-grade biological evidence, shifting the constraint toward evidence generation Larger, more complex datasets can be analyzed faster, shortening the cycle from experiment to insight and informing the next question MORE DATA ANALYZED BETTER INSIGHTS FROM DATA FASTER ITERATION Process larger, higher-dimensional datasets Unlock insights from previously unusable data Move more quickly to the next experiment

# As discovery accelerates, the need for richer biological evidence increases


In-Silico ("Virtual Lab")
Explore more, faster
Physical Biology ("Wet Lab")
Reveal, test and validate biology
Emerging Bottleneck
Generate
Predict
Prioritize
Test
Measure
Validate
Computation expands and accelerates discovery
Biology validates and advances discovery

**As more promising hypotheses reach the lab,**
**richer biological validation becomes increasingly important**

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©2026 Revvity, Inc. i , I . Promising candidates require robust biological validation before they advance HOW DOES IT WORK? Understand cellular response DOES IT WORK? Validate biological function WHAT ELSE DOES IT AFFECT? Assess selectivity and safety No single readout tells the whole biological story 50

©2026 Revvity, Inc. i , I . 51 The next generation of computational discovery depends on high-quality experimental data… …requiring more from wet lab experimentation to inform what comes next RICHER DATA BETTER MODELS Updated with new, high-quality experimental evidence USABLE DATA BETTER PREDICTIONS Informed by larger, more complex biological datasets FASTER EXPERIMENTATION FASTER ITERATION Move more quickly to the next hypothesis

©2026 Revvity, Inc. i , I . 52 Revvity brings together biological expertise, innovative technologies and connected data Our portfolio helps scientists characterize biological responses from multiple angles, generating high-quality data and enabling a faster, more informed cycle of prediction, validation and learning INSTRUMENTS Generate and measure experimental evidence REAGENTS Reveal biological function and response SOFTWARE Connect data, context and scientific decisions

©2026 Revvity, Inc. i , I . 53 Our unique reagents and instruments enable faster, richer and more informative experimentation

# Revvity provides critical tools that generate the biological data powering AI-enabled science

## Foundational enablers

**Automation**
*Run more experiments*

**No-wash assays**
*Simplify workflows*

**Multimode plate readers**
*Test more hypotheses*

→ *Increase the **speed** and **efficiency** of experimentation*

## Data-rich differentiators

**High-content imaging**
*Understand cellular response*

**High-dimensional flow cytometry**
*Identify which cells respond*

**Single-cell biology**
*Understand targets, pathways and cell states*

→ *Increase the **information captured** from each experiment*

## Software connecting the scientific workflow

*Connect experimental **data**, **context** and **decisions***

*Select offerings:* signalsXynthetica, ChemDraw, *Phenologic.AI™*, signalsOne, signalsLabGistics, *CytoScribe™*

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Foundational enablers

# Validating more promising candidates

**Multimode plate readers and no-wash assays** streamline routine screening and help scientists test more possibilities with greater speed and efficiency

***More candidates are being prioritized***

***Biological validation remains essential***

## High-performance assay technologies

*HTRF / AlphaLISA*

## Scalable detection

*EnVision & VICTOR families*



### Simplified screening workflows

No-wash assay formats reduce steps and improve throughput

### Miniatured high-throughput screening

1,536-well scalability increases validation throughput

### Broad assay coverage

Specialty assays and kits span a broad set of pathways and targets

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Data-rich differentiators

# Understanding how cells respond

**High-content screening** captures rich visual information to show how individual cells change and respond across many conditions

***Customers were already generating rich biological data***

***AI is unlocking new ways to analyze and use it***

## More biology captured

*PhenoVue™ reagents*



## More data generated

*Opera Phenix OptIQ™*


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## More information extracted

*Phenologic.AI™*

Traditional output

With Phenologic.AI



### Capture more biological detail

High-parameter reagents reveal more features in each experiment

### Measure complex responses at scale

High-content imaging generates rich, information-dense cellular data

### Turn images into usable insight

AI-enabled analysis helps extract meaningful patterns from complex images

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Data-rich differentiators

# Understanding responses of cell populations

**High-dimensional flow cytometry** helps scientists see which cell populations respond and how strongly they respond in both cellular models and living subjects

***More biology is being measured***

***Greater resolution reveals more meaningful variation***

## Brighter signals
*Antibody-conjugates for full spectrum*



## Broader biological coverage
*TotalSeq™ & LEGENDplex™ reagents*


LEGENDplex™

## Intelligent analysis
*Panel design + data analysis software*



### Detect subtle cell populations
Brighter signals with greater clarity help resolve lower-abundance markers and responses

### Profile more biology at once
Broader panels capture more targets, pathways and cell states

### Turn complexity into insight
Software helps analyze high-parameter data and identify meaningful patterns

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©2026 Revvity, Inc. Revvity is a critical enabler of wet lab experimentation 58 Faster experimentation Richer biological data More usable evidence As discovery generates more possibilities, our solutions help scientists generate the data and evidence needed to determine what advances and inform what comes next

©2026 Revvity, Inc. i , I . … Software turns data into insight for what comes next Generating more biological data is only part of the opportunity… 59

# Traditionally, fragmented software offerings supported in-silico and wet lab experimental discovery separately

**AI IN-SILICO DESIGN CYCLE**

*Limited experimental feedback*


Generate
Predict
vScreen
Validate


Design
Make
Test
Decide

**TRADITIONAL WET LAB APPROACH**

*Sparse and disconnected data*

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©2026 Revvity, Inc. i , I . 61 AI is making the in-silico design cycle dramatically more powerful… Generate Predict vScreen V al id at e …But a faster design loop is only as valuable as the experimental evidence and context it can connect back to GENERATE AT GREATER SCALE Explore more molecules and hypotheses PREDICT WITH GREATER PRECISION Assess more properties before the lab PRIORITIZE WITH GREATER CONFIDENCE Advance a greater number of better candidates into testingAI-powered design

©2026 Revvity, Inc. i , I . 62 Scientists need a way to connect models and experimental evidence… …into one continuous learning system IN-SILICO Generate and prioritize hypotheses PHYSICAL BIOLOGY Test and generate experimental evidence TM

©2026 Revvity, Inc. Revvity Signals software is driving the convergence of AI design and biological validation 63 One connected environment to plan experiments, capture scientific work, connect experimental data and inform the next decision The customer’s scientific process from idea to decision Idea Next candidate The connected scientific context in a unified solution Experiments & protocols Samples, results & conditions Teams & workflows Analytics & AI Institutional memory TM TM

©2026 Revvity, Inc. Our software connects data, context and scientific insights Signals transforms experimental evidence into actionable insights AI is amplifying the value of high-quality biological data More powerful models increasingly depend on rich experimental evidence Our instruments and reagents generate critical biological evidence Enabling information-rich experiments across complex biology Revvity is positioned at the critical intersection between biological evidence and AI-driven discovery 64 Powering scientific intelligence

Driving Operational Success and Creating Long-Term Value Max Krakowiak Senior VP, CFO ©2026 Revvity, Inc.

©2026 Revvity, Inc. Key Messages 66 DIFFERENTIATED FINANCIAL PERFORMANCE Ability to deliver strong results across varying market environments OPERATIONAL EXCELLENCE Driving margin expansion, earnings growth and free cash flow ATTRACTIVE LONG-TERM POTENTIAL Durable growth powered by innovation and expanding end-market opportunities Building a track record of disciplined execution to drive long-term growth

©2026 Revvity, Inc. We have navigated a dynamic environment… 67 Post-COVID normalization 3 successive waves of market disruptions Pharma / Biotech market pressure Geopolitical and policy uncertainty 2023 2024 2025

©2026 Revvity, Inc. …Yet, since 2022, we delivered strong and above- market financial performance 68 Adj. Revenue $2B Capital deployed 0.6x Net leverage decrease 12% Reduction in share count Key Highlights Since 2022 Adj. EPS Adj. Operating Margin ~28.8% Free Cash Flow >90% FCF conversion>$575M 2026E ~$2.9B ~$5.43 2022 2026E 2022 2026E 2022 2026E

©2026 Revvity, Inc. Driving execution through the Revvity Operating Model 69 Strategic Priorities Efficiency Capturing AI-enabled productivity gains1 Simplification Creating a nimbler organization 2 Optimization Streamlining our operations3 Talent < Digitalization Agility Accountability Our Operating Model

©2026 Revvity, Inc. Efficiency: Capturing AI-enabled productivity gains 70 In the past Software engineering capacity was a key bottleneck in product development Today at Revvity Limited engineering bandwidth Longer development cycle Slower time to market Unlocking speed and impact through AI-enabled software engineering AI-enabled productivity Software engineering became an initial AI use case: 2-3x increase in productivity per developer >90% of coding projects leverage AI

©2026 Revvity, Inc. 71 Simplification: Creating a nimbler organization From 2023 to 2026 ~16% reduction in headcount Delayering of management structure to drive efficiency Advancing integration initiatives to capture synergies Driving commercial and operational synergies across LS and Dx

©2026 Revvity, Inc. 72 Optimization: Streamlining our operations ~25% Global square footage reduction Optimize the network Consolidating packaging and shipping lanes to drive logistics improvements Reduce structural cost Insourcing, product re-engineering and vendor consolidation to lower inventory and costs Increase flexibility Simplifying the footprint to improve responsiveness and resiliency From 2023 to 2026

©2026 Revvity, Inc. Executing our Revvity Operating Model… 73 …to drive long-term value creation TalentDigitalizationAgilityAccountability

©2026 Revvity, Inc. i , I . Our Attractive Long-Term Potential

# Delivered differentiated performance across dynamic market environments…


~10%
~25%
~$2.9B
Revenue
(2026E)
~45%
~20%

**CAGR since becoming Revvity**

| | |
|---|---|
| Immunodiagnostics | +HSD |
| Reproductive Health | +MSD |
| Life Sciences Solutions | -LSD |
| Signals Software | +LDD |

Total Dx: **+MSD**

Total LS: **Flat**

**Total Revvity: +LSD**

## …and expect differentiation to continue as markets normalize

Signals CAGR based on APV

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©2026 Revvity, Inc. 76 Diagnostics: Strong innovation and competitive advantages driving durable growth across specialty areas

# Immunodiagnostics is scaling through innovation and geographic reach

## Growth drivers

**500bps** Underlying market growth + **200bps** Innovation + **100bps** Geographic penetration = **7-9%** LRP organic growth

**Key messages**

Strong **innovation**, increasing **market adoption** and expanding **geographic reach**

Specialty diagnostics solutions with increasing **automation and more actionable insights**

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©2026 Revvity, Inc. 78 Deeper menu and geographic expansion to support future growth Above-market growth enabled by an unparalleled newborn screening solutions portfolio Key messages Reproductive Health Reproductive Health growth is driven by menu expansion and adoption Growth drivers 3-5% LRP organic growthBirth rate (headwind) -200bps 50bps Geographic expansion 200bps New products Newborn 4-6% Growth 50bps Stability in prenatal and cord blood 1-2% Growth 300bps Menu adoption

# Diagnostics Segment: Innovation and execution providing strong growth in specialized markets

**Immunodiagnostics**

**7-9%**
Long-term outlook

**~55% of Dx**

+

**Reproductive Health**

**3-5%**
Long-term outlook

**~45% of Dx**

=

**5-7%**
LRP organic growth

**Key messages**

**Differentiated specialty diagnostics** portfolio with durable competitive advantages in attractive markets

Delivering novel innovations in new markets by **leveraging capabilities from across the organization**

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©2026 Revvity, Inc. 80 Life Sciences: Advancing discovery through connected workflows with data-rich instruments, specialized reagents and innovative software i , I .

©2026 Revvity, Inc. Life Sciences Solutions above-market growth driven by strong positioning and innovation Underlying market growth 500bps 100bps 100bps Downstream expansion 81 Growth drivers 6-8% LRP organic growth Innovation Data-rich solutions that support the discovery and validation of fundamental and complex biological insights Leveraging core capabilities to capture adjacent market opportunities Key messages

©2026 Revvity, Inc. 82 Signals is poised to grow through customer-centric innovations and solutions Expansion with existing customers 500bps 300bps 300bps New customer wins Growth drivers 10-12% APV LRP New offerings Robust innovation, scaled and entrenched platform driving sustainable long-term growth in new and existing markets Digital system of record connecting scientific workflows from idea to creation Key messages

©2026 Revvity, Inc. 83 7-9% LRP organic growth Long-term outlook 6-8% 10-12% Long-term outlook Life Sciences Solutions Signals ~85% of LS ~15% of LS Innovative specialty scientific solutions with above-market growth and attractive margins Key messages Life Sciences Segment: Delivering novel biological insights through software, reagents and instruments Integrated offerings help customers generate richer data, accelerate decisions and improve research outcomes

©2026 Revvity, Inc. LRP Organic Growth Confident in our ability to deliver above-market growth over the long term 84 Life Sciences Solutions 6-8% Immunodiagnostics 7-9% Reproductive Health 3-5% Signals Software 10-12% ~20% ~25% ~10% ~45% ~$2.9B Revenue (2026E) Total Dx: 5-7% Total LS: 7-9% 6-8% 200bps above underlying market growth Signals LRP based on APV

©2026 Revvity, Inc. 85 Achieving top- tier margins with industry-leading potential ~28.8% Adj. Operating Margin (%) 2026E Gross margin expansion FutureSG&A operating leverage and cost efficiencies 25bps per year 50bps per year Mid 30s% Incremental adj. op. margins in the low 40s%

©2026 Revvity, Inc. 86 Strong and differentiated long-term financial outlook 75bps operating margin expansion 3% Organic revenue growth (200bps above market) 6-8% Double Digits Adj. EPS growth With several areas for potential upside

©2026 Revvity, Inc. Complemented by disciplined capital deployment 87*Future capital allocation will vary to target highest-return opportunities Buybacks Dividends M&A Historical (2023-2026E) Future Intentions* (2027-2031) Targeted M&A to complement capabilities across Life Sciences Consistent share repurchases Maintain existing dividend ~$5B of capital capacity through 2031 with commitment to investment-grade credit rating

©2026 Revvity, Inc. Areas of potential upside beyond the LRP Outsized AI-driven demand Additional strategic partnerships Disciplined and opportunistic capital deployment 88

# 2027 considerations

**Organic Growth**

**~6% organic growth**

~200bps above market growth

**Margin Expansion**

**~20bps in addition to** normal operating leverage

**Below the Line**

Net Interest = **~$85M**

Tax Rate = **~19%**

Share Count = **Flat**

**Formal 2027 guidance to be provided on our Q4 earnings call**

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©2026 Revvity, Inc. Key messages from today 90 Powering Scientific Intelligence by bringing together biological expertise, innovative technologies and connected data Revvity is: Revolutionizing science and transforming human lives through groundbreaking innovation Delivering compelling long-term value creation through our differentiated portfolio

©2026 Revvity, Inc. i , I .